Intangible Assets, Net (Estimated Amortization Expenses for Future Periods) (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
INTANGIBLE ASSETS, NET [Abstract]
2025	$ 3,848
2026	2,872
2027	975
2028	0
2029	0
Thereafter	0
Total expected amortization expense	$ 7,695	$ 2,226